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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    August 24, 1996





                        MFS COMMUNICATIONS COMPANY, INC.
               (Exact name of registrant as specified in charter)


Delaware                           0-21594                   47-0714388
(State or other                (Commission File             (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)



11808 Miracle Hills Drive, Omaha, Nebraska                       68154
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  402-231-3000





                                 Not Applicable
          (Former name or former address, if changed from last report)



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Item 5.  Other Events

          (a) On August 25, 1996, MFS Communications Company, Inc. ("MFS" or the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with WorldCom, Inc., a Georgia corporation ("WorldCom"), pursuant to which a wholly owned subsidiary of WorldCom (the "Acquisition Subsidiary") will be merged with and into the Company (the "Merger"). Pursuant to the Merger Agreement, (i) each share of Common Stock of MFS will be converted into and represent the right to receive 2.1 shares of common stock, par value $.01 per share, of WorldCom, (ii) each share of Series A 8% Cumulative Convertible Preferred Stock, par value $.01 per share, of MFS will be converted into and represent the right to receive one (1) share of Series A 8% Cumulative Convertible Preferred Stock, par value $.01 per share, of WorldCom, and (iii) each share of Series B Convertible Preferred Stock, par value $.01 per share, of MFS will be converted into and represent the right to receive one (1) share of Series B Convertible Preferred Stock, par value $.01 per share, of WorldCom. The parties have agreed that the structure of the Merger may, by mutual agreement, be modified such that in lieu of the Acquisition Subsidiary merging with and into MFS, MFS may merge with and into WorldCom, or such other structure as the parties may agree to implement. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         On August 25, 1996, WorldCom and MFS entered into an agreement (the "Services Agreement") pursuant to which, in the event the Merger Agreement is terminated under certain specified circumstances, the party terminating the Merger Agreement will be entitled to receive from the other party certain telecommunications services. The description of the Services Agreement contained herein is qualified in its entirety by reference to the Services Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

          On August 25, 1996, pursuant to Stock Option Agreements, dated as of August 25, 1996, between WorldCom and MFS (the "Option Agreements"), MFS granted an option to WorldCom to purchase up to 43,953,073 or approximately 19.9% of the currently outstanding shares of Common Stock of the Company with an exercise price of $55.3875 per share and WorldCom granted an option to MFS to purchase up to 81,224,137 or approximately 19.9% of the currently outstanding shares of common stock of WorldCom with an exercise price of $26.375 per share, which options become exercisable upon the occurrence of certain events. The description of the Option Agreements contained herein is qualified in its entirety by reference to the Option Agreements, which are attached hereto as
Exhibit 2.2 and Exhibit 99.1, respectively, and are incorporated herein by reference.

          On August 26, 1996, WorldCom and MFS issued a press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

          (b) Effective August 24, 1996, Royce J. Holland, President and Chief Operating Officer of the Company resigned from those positions and was elected Vice Chairman of the Company. In addition, effective August 24, 1996, Mr. John
W. Sidgmore was elected by the Board of Directors of the Company to the positions of President and Chief Operating Officer of the Company.

          (c) Effective August 24, 1996, the Company and Continental Stock Transfer & Trust Company ("Continental") executed Amendment No. 1 ("Amendment No. 1") to that certain Rights Agreement, dated as of September 30, 1995, between the Company and Continental (the "Rights Agreement"). Amendment No. 1 relates to changes in the Rights Agreement required as a result of the execution of the Merger Agreement, the Option Agreements and the transactions

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contemplated  thereby.  The  description of Amendment No. 1 contained  herein is qualified in its entirety by reference to Amendment No. 1, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired:

                  None.

         (b)  Pro Forma financial information:

                  None.

         (c)  Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of August 25, 1996, among WorldCom, Inc., a Georgia corporation ("WorldCom"), HIJ Corp., a Delaware corporation and a wholly owned subsidiary of WorldCom and MFS Communications Company, Inc., a Delaware corporation.*

                  2.2 Stock Option Agreement, dated as of August 25, 1996, between WorldCom, Inc. and MFS Communications Company, Inc.

                  4.1 Amendment No. 1 to Rights Agreement, dated as of August 24, 1996, between MFS Communications Company, Inc. and Continental Stock Transfer & Trust Company

                  10.1 Agreement, dated as of August 25, 1996, between WorldCom, Inc. and MFS Communications Company, Inc.

                  99.1 Stock Option Agreement, dated as of August 25, 1996, between WorldCom, Inc. and MFS Communications Company, Inc.

                  99.2   Press  Release of WorldCom, Inc. and MFS
                         Communications Company, Inc., dated August 26, 1996.

- ----------------------
*The Registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this Agreement to the Securities and Exchange Commission upon its request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MFS COMMUNICATIONS COMPANY, INC.


                                  /s/ Terrence J. Ferguson
                                ___________________________________
                                  Terrence J. Ferguson
                                  Senior Vice President, Secretary and General
                                  Counsel

August 25, 1996



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                                  EXHIBIT INDEX

Exhibit
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2.1      Agreement  and Plan of  Merger,  dated as of  August  25,  1996,  among
         WorldCom, Inc., a Georgia corporation ("WorldCom"), HIJ Corp., a Delaware corporation and a wholly owned subsidiary of WorldCom and MFS Communications Company, Inc., a Delaware corporation.

2.2 Stock Option Agreement, dated as of August 25, 1996, between WorldCom, Inc. and MFS Communications Company, Inc.

4.1      Amendment  No. 1 to Rights  Agreement,  dated as of August  24,  1996,
         between  MFS  Communications   Company,  Inc.  and  Continental  Stock
         Transfer & Trust Company

10.1 Agreement, dated as of August 25, 1996, between WorldCom, Inc. and MFS Communications Company, Inc.

99.1 Stock Option Agreement, dated as of August 25, 1996, between WorldCom, Inc. and MFS Communications Company, Inc.

99.2 Press Release of WorldCom, Inc. and MFS Communications Company, Inc., dated August 26, 1996